UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2004

STERLING BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-20750	74-2175590
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2550 North Loop West, Suite 600

Houston, Texas 77092

(Address Of Principal Executive Office and Zip Code)

(713) 466-8300

(Registrant’s telephone number, including area code)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

99.1	Press Release dated April 21, 2004.

ITEM 9. REGULATION FD DISCLOSURE.

On April 21, 2004, Sterling Bancshares, Inc. issued a press release announcing first quarter results for the period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 21, 2004, Sterling Bancshares, Inc. issued a press release announcing first quarter results for the period ended March 31, 2004. A copy of the press release is attached as Exhibit 99.1 hereto and is hereby incorporated herein by reference.

As provided in General Instructions B.2 and B.6 to Form 8-K, the information furnished in Item 9, Item 12 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: April 21, 2004	STERLING BANCSHARES, INC.

	By:	/s/ STEPHEN C. RAFFAELE

Stephen C. Raffaele
Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated April 21, 2004.